                                                                      Exhibit 99

                         FORM 3 JOINT FILER INFORMATION

Name:                                United HealthCare Services, Inc.

Address:                             990 Bren Road East, Minnetonka, MN  55343

Designated Filer:                    UnitedHealth Group Incorporated

Issuer & Tickler Symbol:             DrugMax, Inc. (DMAXD)

Date of Event Requiring Statement:   November, 12, 2004

Signature:                           By:  /s/ David J. Lubben
                                          --------------------------------------
                                          David J. Lubben
                                          Secretary and General Counsel